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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
LSB Bancshares, Inc.

We consent to the use of our report incorporated by reference in the Registration Statement on Form S-8 filed as Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-27021).




                                        /s/ Robert T. Oates
                                        ------------------------------
                                        Turlington and Company, L.L.P.


Lexington, North Carolina
November 19, 1997